FAUQUIER BANKSHARES, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


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                            FAUQUIER BANKSHARES, INC.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                    ARTICLE I

                                   DEFINITIONS

1.01 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.02. Award means an award of Options as provided for hereunder.

1.03. Bank means The Fauquier Bank, or its successors.

1.04. Board means the Board of Directors of the Company.

1.05. Code -means the Internal Revenue Code of 1986, as amended.

1.06. Common Stock means the common stock of the Company.

1.07. Company means Fauquier Bankshares, Inc. and its subsidiaries, or such successors thereto.

1.08, Date of Grant means each April 1st during the term of the Plan.

1.09 Fair Market Value means the average of the five -most recent trades of the Common Stock on the over-the-counter market during the period, not to exceed 30 calendar days, immediately preceding an Option's Date of Grant, or if there are insufficient trades, then the Fair Market Value shall be determined as of the Date of Grant in good faith by the Board of Directors.

1.10. Option means a stock option granted pursuant to Article IV, and that entitles the holder to purchase from the Company stated number of shares of Common Stock at the shares' Fair Market Value.

1.11. Participant means a member of the Board who is not an, employee of the Company or the Bank on the applicable Date of Grant.

1.12. Plan means the Fauquier Bankshares, Inc. Non-Employee. Director Stock option Plan.

                                   ARTICLE II

                                     PURPOSE

The Plan is intended to promote a greater identity of interest between Participants and the Company's shareholders by

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increasing the  Participants'  proprietary  interest in the Company  through the receipt of Awards in the form of options.

                                   ARTICLE III

                                 ADMINISTRATION

The Plan shall be administered by the one or more persons who are employees of the Company and directors of the Board (the "Employee Directors"), and such additional employees as the Employee Directors shall appropriately designate, who shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Any decision made, or action taken, by the Employee Directors in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                   ARTICLE IV

                                GRANT OF OPTIONS

         On each Date of Grant during the term of the Plan, each Participant automatically will receive an Option for shares of Common Stock determined in accordance with the following schedule:

                                        Number of Shares
          Date of Grant                 Subject to Option
          -------------                 -----------------

         April 1, 1995                         140
         April 1, 1996                         140
         April 1, 1997                         140
         April 1, 1998                         140
         April 1, 1999                         140

All Options shall be evidenced by Agreements which shall be subject to the applicable provisions of the Plan and to such other provisions as the Employee Directors may adopt.

                                    ARTICLE V

                            STOCK SUBJECT TO OPTIONS

Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under this Plan is 7,700, subject to adjustment as provided in Article IX. If an Option is terminated, in whole or in part, for any reason other than its

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exercise,  the  number  of shares of Common  Stock  allocated  to the  option or portion thereof may be reallocated to other options to be granted under this Plan.

                                   ARTICLE VI

                                  OPTION PRICE

The price per share for Common Stock purchased on the exercise of an Option shall be the share's Fair Market Value.

                                   ARTICLE VII

                               EXERCISE OF OPTIONS

7.01. Maximum Option Period. No Option shall be exercisable after the expiration of ten years from its Date of Grant.

7.02. Nontransferability. Options granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                                  ARTICLE VIII

                          METHOD OF EXERCISE OF OPTIONS

8.01. Exercisability of Options. Subject to the provisions of Articles VII and X, an Option becomes exercisable six months after its Date of Grant. However, an Option granted to a Participant shall be immediately exercisable if the
Participant's membership on the Board terminates as a result of the Participant's retirement in accordance with Company policy, death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Code). An Option shall be forfeited if, as of thetermination of the Participants membership on the Board, the Option is not then exercisable and such termination occurs for any reason other than the Participant's retirement in accordance with Company policy, death or disability (as defined above). Options that are exercisable or that become exercisable upon the Participant's termination of membership on the Board will remain exercisable until the tenth anniversary of the Option's Date of Grant. An Option may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the shares remaining subject to the Option.

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8.02. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Board. In addition, all or part of the Option price may be paid by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a fair market value (determined as of the day before the date of exercise and based on the average of the five most recent trades of the Common Stock on the over-the-counter market during the period, not to exceed 30 calendar days, preceding such date) that is not less than such price or part thereof.

8.03. Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise Of such Option.

                                   ARTICLE IX

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares to which Awards may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Awards shall be adjusted, as the Employee Directors shall determine to be equitably required in the event that the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies. Any determination made under this Article IX by the Board shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

                                    ARTICLE X

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), and applicable requirements of any exchange or other market having authority over the trading of the Company's shares.

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                                   ARTICLE XI

                               GENERAL PROVISIONS

12.01. Effect on Service. Neither the adOption of this Plan, its operation, documents describing or referring to this Plan (or any part thereof) shall confer on any Participant any right to continue service as a member of the Board.

12.02. Unfunded Plan. Th Plan, insofar as it provides for grants, shall be unfunded and the Company shall not be required to segregate any assets that may be represented at any time by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that are created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03. Rules of Construction. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                   ARTICLE XII

                                    AMENDMENT

The Board may amend this Plan from time to time; provided that, if the Board determines that shareholder approval is required and the Plan is submitted for such approval and adopted, then no subsequent amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares of Common Stock that may be issued under the Plan, except in accordance with the provisions of Article IX, (ii) materially changes the class of individuals eligible to become Participants or (iii) materially increases the benefits that may accrue to Participants under the Plan, and provided further that the Board may not amend the Plan more than once in any six month period unless such amendment is required to comply with the Code. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                  ARTICLE XIII

                                   TERMINATION

The Board may terminate this Plan at any time. This Plan will

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terminate  automatically,  without  any action of the Board,  if, on any Date of
Grant, there are insufficient shares available for the grant of Awards in accordance with the terms of the Plan. The termination of this Plan shall not affect any rights of a Participant under any Option outstanding at the time of such termination.

                                   ARTICLE XIV

                                DURATION OF PLAN

No Award may be granted under this Plan after ten years from the date of the first grant of an Option tinder the Plan. Options granted on or before such date shall remain valid in accordance with their terms.

                                   ARTICLE XV

                             EFFECTIVE DATE OF PLAN

This Plan was approved by the Board of Directors of the Company on February 16, 1995. The Effective Date of the Plan shall be April 1, 1995 and no Awards may be granted prior to the Effective Date.

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                            FAUQUIER BANKSHARES, INC.

                       DIRECTOR DEFERRED COMPENSATION PLAN

                       (As Adopted Effective May 1, 1995)

                                TABLE OF CONTENTS

                                                                            Page
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                                    ARTICLE I
                               Definition of Terms

  1.1     Administrator .......................................................1
  1.2     Affiliate ...........................................................1
  1.3     Beneficiary .........................................................1
  1.4     Benefits Committee ..................................................1
  1.5     Board................................................................1
  1-6     Code ................................................................1
  1.7     Compensation ........................................................1
  1.8     Corporation .........................................................2
  1.9     Deferral Account ....................................................2
  1.10    Deferral Contributions ..............................................2
  1.11    Effective Date ......................................................2
  1.14    Eligible Director ...................................................2
  1.13    Participant .........................................................2
  1.14    Plan ................................................................2
  1.15    Plan Sponsor ........................................................2
  1.16    Plan Year ...........................................................2
  1.17    Rate of Return ......................................................2
  1.18    Stock ...............................................................2
  1 19    Valuation Date ......................................................3
  1.20    Value ...............................................................3

                                   ARTICLE II
                          Eligibility and Participation

  2.1      Eligibility and Notice .............................................3
  2.2      Election Required for Commencement of Active Participation..........3
  2.3      Deferred Compensation Election .....................................4
  2.4      Termination of Active Participation ................................5
  2.5      Length of Participation ............................................5

                                  ARTICLE, III
                       DETERMINATION of Deferral Accounts

  3.1      Deferral Account and Subaccounts ...................................5
  3.2      Crediting of Deferral Contributions to Deferral Account ............6
  3.3      Subtractions from Deferral Account .................................6
  3.4      Crediting of Deemed Earnings to Deferral Account ...................6
  3.5      Equitable Adjustment in Case or Error or Omission ..................6
  3.6      Statement of Benefits ..............................................6



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                                   ARTICLE IV
                                     Vesting

  4.1      Vesting ............................................................6

                                    ARTICLE V
                                 Death Benefits

  5.1      Death after Benefit Commencement ...................................7
  5.2      Death before Benefit Commencement ..................................7
  5.3      Beneficiary Designation.............................................7

                                   ARTICLE VI
                               Payment of Benefits

  6.1      Time and Form of Payment to a Participant ..........................7
  6.2      Time and Form of Payment to a Beneficiary ..........................8
  6.3      Lump Sum Payments and Periodic Installments ........................8
  6.4      Benefit Determination and Payment Procedure........... .............9
  6.5      Payments to Minors and Incompetents ................................9
  6.6      Distribution of Benefit When Distributee Cannot be Located .........9

                                   ARTICLE VII
                                   Withdrawals

  7.1      No Withdrawals Permitted ...........................................9

                                  ARTICLE VIII
                                     Funding

  8.1      Funding ............................................................9
  8.2      Use of Trust ......................................................10

                                   ARTICLE IX
                               Plan Administrator

  9.1      Plan Administrator ................................................10
  9.2      Duties and Responsibilities of Plan Administrator .................10
  9.3      Power and Authority ...............................................11
  9.4      Availability of Records ...........................................11

                                    ARTICLE X
                        AMENDMENT OR TERMINATION OF PLAN

  10.1     Amendment or Termination of the Plan ..............................11
  10.2     Effect of Corporate Merger, Consolidation or Liquidation ..........11

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                                   ARTICLE XI
                                  Miscellaneous

  11.1     Non-assignability .................................................12
  11.2     Right to Require Information and Reliance Thereon .................12
  11.3     Notices and Elections .............................................12
  11.4     Delegation of Authority ...........................................12
  11.5     Service of Process ................................................12
  11.6     Governing Law .....................................................12
  11.7     Binding Effect ....................................................12
  11.8     Severability ......................................................12
  11.9     No Effect on Agreement ............................................12
  11.10    Gender and Number .................................................12
  11.11    Titles and Captions ...............................................12

                                   ARTICLE XII
                       Adoption by Additional Corporations

  12.1    Adoption by Additional Corporations ................................13
  12.2    Termination Events with Respect to Corporations Other Than the Plan Sponsor ................................................13

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        Pursuant  to  action  taken  by  the  Board  of  Directors  of  Fauquier
Bankshares,  Inc., a Virginia  corporation,  and The  Fauquier  Bank, a Virginia
corporation,    (hereinafter    collectively   or   individually    called   the
"Corporation"), the Fauquier Bankshares, Inc. Director Deferred Compensation Plan (hereinafter referred to as the "Plan") is hereby adopted as follows;

                                   WITNESSETH:

         WHEREAS, the Corporations desire to adopt a plan for deferral of directors compensation as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, this Plan is adopted to provide benefits, as herein set forth:

                                    ARTICLE I

                               DEFINITION OF TERMS

        The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

        1.1 "ADMINISTRATOR": The Plan Administrator provided for in ARTICLE IX hereof.

        1.2 "AFFILIATE": Any subsidiary, parent, affiliate, or other related business entity to the Plan Sponsor, as determined by the Administrator.

        1.3 "BENEFICIARY": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 5.3 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

       1.4 "BENEFITS COMMITTEE": The standing committee of the Board of Directors of the Plan Sponsor having responsibility over the Plan; or if' no such committee is so serving at any time, the Board of the Plan Sponsor.

        1.5 "BOARD": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Corporation and its Board of Directors, in which event it shall mean the present and any succeeding Board of Directors of that Corporation.

        1.6 "CODE": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder,

        1.7 "COMPENSATION": A Participant's (i) retainers (referred to as "Retainers") for Board or committee service and (ii) fees for Board or committee meetings (referred to as "Meeting Fees") paid by the Corporation to an Eligible Director, but excluding any such compensation deferred from a prior period, any such compensation attributable to a period during which a Deferred Compensation Election with respect thereto is not in effect, any expense reimbursement or allowance, any such compensation not normally paid in cash to the Participant, and any such compensation attributable to service on the board of directors of any Affiliate which is not a participating Corporation.


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         1.8 "CORPORATION ":

         1.8(a) Fauquier Bankshares, Inc., a Virginia corporation, The Fauquier Bank, a Virginia corporation, and any other Affiliate which adopts the Plan as a participating Corporation, including any successor to any such Corporation. A register of all such Corporations which have adopted the Plan and who are at any time participating in the Plan shall be maintained by the Administrator.

         1.8(b)   Employment as a common law employee with an Affiliate shall be considered employment as a common law employee with the Corporation for all purposes of the Plan.

         1.8(c) Service as a director of an Affiliate shall not be considered service as a director of the Corporation unless the Affiliate is a participating Corporation.

         1.9 "DEFERRAL ACCOUNT": An unfunded, bookkeeping account maintained on the books of the Corporation for a Participant which reflects his interest in amounts attributable to his Deferral Contributions under the Plan,

                   (i) Separate subdivisions of the Deferral Account shall be maintained to reflect Deferral Contributions made pursuant to separate Deferred Compensation Elections.

                   (ii) Separate subaccounts of each Deferral Account shall be maintained to reflect a Participant's interest in the Cash Account and in the Share Account.

         1.10  "DEFERRAL   CONTRIBUTIONS":   That  portion  of  a  Participant's
Compensation which is deferred under the Plan.

         1.11 "EFFECTIVE DATE". The Effective Date of the Plan is May 1, 1995.

         1.12 "ELIGIBLE DIRECTOR": An individual who is a member of the Board of Directors of the Corporation but who is not a common law employee of the Corporation.

         1.13 "Participant": An Eligible Director who elects to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof, and further differentiated as follows:

                   (i) "Active Participant"; A Participant who has an election to make Deferral Contributions to the Plan in effect at the time in question.

                   (ii) "Inactive Participant"; A Participant who does not have an election to make Deferral Contributions to the Plan in effect at the time in question.

         1.14 "PLAN"; This document, as contained herein or duly amended, which shall be known as the "Fauquier Bankshares, Inc. Director Deferred Compensation Plan".

         1.15 "PLAN SPONSOR": Fauquier Bankshares, Inc., a Virginia corporation, or any successor thereto.

         1.16 "PLAN YEAR": The calendar year.

         1.17 "RATE OF RETURN": The annual rate equivalent to the highest interest rate offered by The Fauquier Bank (or its successor) on any of its deposits, determined at the end of each calendar quarter for the next calendar quarter.

         1.18 "STOCK": The common stock of Fauquier Bankshares, Inc., a Virginia corporation, or any successor thereto.

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         1.19  "VALUATION  DATE":  The last day of each Plan Year and such other dates, if any, as the Administrator may designate. In the event of a Participant's death where all or one or more subdivisions of his Deferral Account is to be paid pursuant to paragraph 5.2, the last day of the calendar month in the Participant dies shall also be a Valuation Date for such benefit to be paid pursuant to paragraph 5.2.

         1.20 "VALUE":

         1.20(a) In the event there is a generally recognized market for Stock, either (i) the average of the closing trading prices of Stock reported on a national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934 for the five (5) most recent days on which Stock was traded during the last thirty (30) days ending on the determination date or
(ii) if Stock is not traded on a national securities exchange, the average of the trading prices for the five (5) most recent trades in the over-the-counter market during the last thirty (30) days ending on the determination date.

         1.20(b) In the event there is no generally recognized market for Stock or trades are insufficient to establish the Value, the fair market value of Stock as determined in good faith by the Board or Benefits Committee.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

         2.1  ELIGIBILITY AND NOTICE.

         2.1(a) Each Eligible Director shall be eligible to participate in the Plan by becoming an Active Participant as provided in paragraph 2.2.

         2.1(b) The Administrator shall give notice of eligibility to each Eligible Director who is anticipated to be eligible to make Deferral Contributions within a reasonable period of time prior to the Effective Date of the Plan and thereafter prior to the beginning of each Plan Year or any subsequent commencement of status as an Eligible Director.

         2.2 ELECTION REQUIRED FOR COMMENCEMENT OF ACTIVE PARTICIPATION.

         2.2(a) An Eligible Director may elect to become an Active Participant by executing a Deferred Compensation Election (as provided in paragraph 2.3) and timely filing it with the Administrator at such time as the Administrator may require prior to the first day of the Plan Year for which it is to become effective or, in the case of an Eligible Director's commencement of eligibility to participate as provided in clause (ii) of subparagraph 2.2(b), within thirty
(30) days after he is first eligible to become an Active Participant.

         2.2(b) An Eligible Director shall become an Active Participant for a Plan Year as of the beginning of a calendar month at any of the following times for which he timely files a Deferred Compensation Election (as provided in paragraph 2.3):

                   (i) On the first day or the Plan Year if he timely files his election therefor, or

                   (ii) In the case of his first becoming eligible for the Plan Year, on the first day of the calendar month after he timely files his election therefor.

If a Corporation institutes payment of a particular type of Compensation during a Plan Year, the Administrator may permit elections to be made solely with respect to such newly instituted type of Compensation as though the period for which such type of Compensation is first offered is the date an Eligible director is first eligible.

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         2.3 DEFERRED COMPENSATION ELECTION.

         2.3(a) Subject to the restrictions and conditions hereinafter provided, an Eligible Director shall be entitled to elect to defer, as a Deferral
Contribution with respect to a Plan Year or other period of active participation, an amount or percentage of his Compensation which is specified by and in accordance with his direction in his Deferred Compensation Election for such Plan Year or period. Any such election must be filed with the Administrator at the time required under paragraph 2.2.

         2.3(b)  Deferred  Compensation   Elections  shall  be  subject  to  the
following rules:

                   (i) Active participation in the Plan is available on either an annual basis, which requires an annual election for active participation for each Plan Year, or a continuing basis, which permits an election for continuing active participation from year to year.

                   (ii) Where a  Participant  has made a  Deferred  Compensation
        Election for active participation on a continuing basis, the Participant may modify such election on a prospective basis as of the beginning of any Plan Year as though a new election were being made. Such modification may include, but is not limited to, a change in the dollar amount or percentage of his Compensation to be contributed as Deferral Contributions, a change in the payment time or form, and a change in the participation basis from participation on a continuing basis to participation on annual basis.

                  (iii) Each Deferred Compensation Election (whether made on an annual or continuing basis) must specify the following:

                         (A) The dollar amount or percentage of his Compensation
                   to  be   contributed  as  Deferral   Contributions   for  the
                   applicable period;

                         (B)  The   Compensation   from   which   the   Deferral
                   Contribution shall be withheld;

                         (C) The Eligible  Director's benefit  commencement date
                   which date (I) shall be determined pursuant to subparagraph 6.1(b), (II) except where permitted by the Administrator, shall be the same for the subdivision of his Deferral Account attributable to the same Deferred Compensation Election, and
                   (III) shall be irrevocable;

                         (D) The form of payment of the Deferral  Account to the
                   Participant which form (I) shall be determined pursuant to subparagraph 6.1(b), (II) shall be the same for the subdivision of his Deferral Account attributable to the same Deferred Compensation Election, and (111) shall be irrevocable-,

                         (E)    The Plan Year or period to which it relates,

                         (F) The subaccount  (that is, the Cash deferral Account
                   and/or the Share Account) in which the Deferral Contribution will be considered invested; and

                         (G) Such other  information  as the  Administrator  may
                   require.

        2.3(c) Each Deferral Contribution is intended to be an elective compensation reduction amount which shall be deducted from a Participant's
Compensation otherwise payable to him for a Plan Year by way of Retainers or Meeting Fees. Unless otherwise approved by the Administrator:

                    (i) Deferral Contributions of Retainers shall be withheld on a pro rata basis if a percentage deferral is elected or on a first dollar basis from the Retainers before any part of the designated Retainers is paid to the Participant if a dollar amount deferral is elected; and

                   (ii) Deferral Contributions of Meeting Fees shall be withheld on a pro rata basis.

        2.4 TERMINATION OF ACTIVE PARTICIPATION. A Participant who is an Active Participant for a Plan Year shall cease to be an Active Participant for the Plan Year if and when he ceases to be an Eligible Director during the Plan Year or if and when he files an election to cease being an Active Participant for the Plan Year. If an Active Participant files an election to cease being an Active Participant for a Plan Year, the election must be filed with the Administrator prior to the first day of the calendar month it will become effective, and he may not again become an Active Participant until a subsequent Plan Year.

        2.5 LENGTH OF PARTICIPATION. AN Eligible Director who becomes a Participant shall be or remain a Participant for so long as he is entitled to future benefits under the terms of the Plan.

                                   ARTICLE III

                       DETERMINATION OF DEFERRAL ACCOUNTS

        3.1         DEFERRAL ACCOUNT AND SUBACCOUNTS.

        3.1(a) The Corporation shall establish and maintain on its books a Deferral Account (and appropriate subdivisions thereof to reflect the amount attributable to each Deferred Compensation Election) for each Participant to reflect the Participant's benefits under the Plan.

        3.1(b) The balance in the Deferral Account of a Participant shall consist of his Deferral Contributions made to the Plan pursuant to paragraph 2.3 and credited pursuant to paragraph 3.2, subtractions pursuant to paragraph 3.3, and deemed earnings thereon determined pursuant to paragraph 3.4.

        3.1(c) Each Deferral Account shall be subdivided into a Cash Account and a Share Account based oil the Participant's Deferred Compensation Election.

                   (i) The Cash Account shall be considered invested in deposit instrument offered by The Fauquier Bank, which shall be maintained on a cash basis.

                   (ii) The Share Account shall be considered invested in Stock and which shall be maintained on a share basis. Under the share basis of accounting:

                        (A) Contributions  and other amounts  (including but not
                  limited to deemed dividends) credited to the subaccount shall be converted to whole and fractional shares of Stock based on the Value of a share of Stock on the day credited, Notwithstanding the foregoing, if the Plan Sponsor maintains a dividend reinvestment plan at any time, deemed dividends credited to the subaccount shall be considered invested in shares of Stock pursuant to the purchase price determination under such plan.

                         (B) The  value  of the  subaccount  at any  time is the
                   number of shares considered held in the account multiplied by the Value of a share of Stock for the day in question.

                        (C) Fractional shares  (calculated to the second,  third
                  or fourth decimal place, as determined by the Administrator) shall be maintained on such basis as the Administrator determines from time to time.

                        (D) In the event of a Stock dividend or Stock split or a
                  change in the number of shares of Stock held by the Plan as a result of a reorganization or other recapitalization of the issuer of Stock, there shall be credited to each such subaccount a proportionate number of full and fractional shares of Stock which would have been received by the Plan if the Stock considered held by the Plan were outstanding as a result of such dividend, split or change based on the number of shares and fractions thereof in such account as of the Valuation Date. (or such other date as the Administrator may direct) coinciding with or next following the ex-dividend or record date as applicable.

        3.1(d) As of any Valuation Date, a Participant (or if deceased, his Beneficiary) may elect that all or any designated portion of the balance in his Share Account be transferred to his Cash Account. Any such election shall be made in writing and filed with the Administrator at least fifteen (15) days (or shorter period as the Administrator may accept) prior to the Valuation Date as of which the election is made.

        3.2 CREDITING OF DEFERRAL CONTRIBUTIONS TO DEFERRAL ACCOUNT Deferral Contributions made by a Participant shall be credited to his Deferral Account and the applicable subaccount and subdivision thereof as of the date the Compensation from which such contributions are deducted would otherwise have been paid to him.

        3.3 SUBTRACTIONS FROM DEFERRAL ACCOUNT. All distributions shall be subtracted from a Participant's Deferral Account and the applicable subaccount and subdivision thereof when made.

        3.4 CREDITING OR DEEMED EARNINGS TO DEFERRAL ACCOUNT.

        3.4(a) As of each Valuation Date, there shall be credited to each Participant's Deferral Account and the applicable subaccount and subdivision thereof an amount representing deemed earnings on the balance of such account or subdivision since the last Valuation Date.

        3.4(b) Such earnings shall be determined as follows:

                   (i) Such earnings for the Cash Account, shall be based on the applicable Rate of Return for the period since the last Valuation Date applied to the average daily balance in the subaccount and applicable subdivision thereof for the valuation period or portion thereof ending on the Valuation Date.

                   (ii) Such earnings for the Share Account shall consist of dividends which would have been paid on the number of shares credited to such subaccount on the applicable record date and changes in Value of the shares of Stock considered held in the subaccount since the last Valuation Date.

        3.4(c) Normally, deemed earnings shall not be credited to benefit payments made since the last Valuation Date. Notwithstanding the foregoing, in the event that any payment of benefits under the Plan is made more than one month after the most recent Valuation Date for which such benefits are adjusted for deemed earnings, such payment shall be increased by additional deemed earnings for each complete calendar month that has elapsed between such Valuation Date and the date as of which the payment is made. Such additional deemed earnings shall be determined and credited on the basis of the Rate of Return as of such Valuation Date and as of any intervening Valuation Dates.

        3.5 EQUITABLE ADJUSTMENT IN CASE OF ERROR OR OMISSION. Where an error or omission is discovered in the Deferral Account of a Participant, the Administrator shall be authorized to make such equitable adjustment as the Administrator deems appropriate.

        3.6 STATEMENT OF BENEFITS. Within a reasonable time after the end of each Plan Year and at the date a Participant's Deferral Account (or a subdivision thereof) becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the Participant's Deferral Account balance (or applicable subaccount and subdivision thereof) under the Plan

                                   ARTICLE IV

                                     VESTING

4.1 VESTING. A Participant's Deferral Account shall be fully vested and non-forfeitable at all times.

                                    ARTICLE V

                                 DEATH BENEFITS

        5.1 DEATH AFTER BENEFIT COMMENCEMENT. If a Participant dies after a separately maintained subdivision of his Deferral Account has begun to be paid to him, the benefits payable under the Plan after his death with respect to such subdivision shall be the remainder of such subdivision, if any, payable as provided under the form of payment being made to him at his death. Such benefits shall be paid to his Beneficiary at the time and in the manner described in
ARTICLE VI.

        5.2 DEATH BEFORE BENEFIT COMMENCEMENT. If a Participant dies before a separately maintained subdivision of his Deferral Account has begun to be paid to him, the benefits payable under the Plan after his death with respect to such subdivision shall be paid to his Beneficiary at the time and in the manner described in ARTICLE VI.

        5.3 BENEFICIARY DESIGNATION

        5.3(a) Each Participant shall have the right to notify the Administrator in writing of any designation of a Beneficiary to receive, if alive, benefits under the Plan in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator.

        5.3(b) If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or, except when his Beneficiary is his spouse, cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then his surviving spouse, or if none, then the executor or the administrator of his estate shall be deemed to be his Beneficiary.

        5.3(c) Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant's spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.

                                   ARTICLE VI

                               PAYMENT OF BENEFITS

        6.1  TIME AND FORM OF PAYMENT TO A PARTICIPANT.

        6.1 (a) Except as provided in subparagraph 6.1(c), the subdivision of a Participant's Deferral Account attributable to his Deferral Contributions made with respect to a Deferred Compensation Election shall be payable in cash to the Participant, if then alive, at the time and in the form elected by the Participant in his Deferred Compensation Election.

        6.1 (b) The Participant shall have the following election choices for the time, form and manner of payment for his Deferral Account. The choices apply separately to each subdivision of his Deferral Account attributable to his Deferral Contributions made with respect to a Deferred Compensation Election

         (i) Time of Payment -

                   (A) At the January 15th of the calendar year following the calendar year in which the Participant ceases to be a member of the Board.

                   (B) At the January 15th of a calendar year specified by the Participant,

                   (C) At the later of (A) or (B).

                   (D) At the earlier of (A) or (B).

         (ii) Form of Payment -

                   (A) In a lump sum payment as provided in paragraph 6.3.

                   (B) In periodic installments as provided in paragraph 6.3.

         (iii) Manner of Payment -

                   (A) Payments from the Cash Account shall be made in cash.

                   (B) Payments from the Share Account shall be made in whole and fractional shares of Stock or, if fractional shares are not permitted to be issued, in whole shares of Stock and cash in lieu of fractional shares. Notwithstanding the foregoing, a participant (or if deceased, his Beneficiary), may elect that all or any portion of a payment from Share Account shall be made in cash at its Value on the day before the date of payment. Any such election shall be made in writing and filed with the Administrator at least Fifteen (15) days (or shorter period as the Administrator may accept) prior to the date of payment.

        6.1(c) Notwithstanding the foregoing, payment of the Deferral Account or a subdivision thereof may be delayed for a reasonable period in the event the Participant cannot be located or is not competent to receive the benefit payment, there is a dispute as to the proper recipient of such benefit payment, additional time is needed to complete the Plan allocations, or additional time is needed for other administrative reasons.

        6.2         TIME OF AND FORM PAYMENT TO A BENEFICIARY.

        6.2(a) Except as provided in subparagraph 6.2(c), each subdivision of the Deferral Account with respect to a deceased Participant payable pursuant to paragraph 5.1 shall continue to be paid in accordance with the form of payment in effect at the Participant's death.

        6.2(b) Except as provided in subparagraph 6.2(c), each subdivision of the Deferral Account with respect to a deceased Participant payable pursuant to paragraph 5.2 shall become payable in cash to his Beneficiary in the form of a lump sum payment as soon as possible after the calendar month in which the Participant dies.

        6.2(c) Notwithstanding the foregoing, payment of the Deferral Account or a subdivision thereof may be delayed for a reasonable period in the event the recipient cannot be located or is not competent to receive the benefit payment, there is a dispute as to the proper recipient of such benefit payment, additional time is needed to complete the Plan allocations, or additional time is needed for other administrative reasons.

         6.3        LUMP SUM PAYMENTS AND PERIODIC INSTALLMENTS.

        6.3(a) The term "lump sum payment" generally means a single payment of the Deferral Account or applicable subaccount and subdivision thereof. The amount of a lump sum payment shall be the balance in the Deferral Account or applicable subaccount and subdivision thereof determined at the last Valuation Date immediately preceding payment. In the event a Deferral Account or subdivision thereof is to be paid in a lump sum payment and the amount thereof has not been determined, the Administrator is authorized to make one or more interim payments prior to the time the amount of such lump sum payment is finally determined.

        6.3(b) Periodic installments shall be paid in 2, 3, 4 or 5 annual periodic installments. Under this form of payment, the Deferral Account or applicable subaccount and subdivision thereof will be paid in annual installments over the selected number of years, subject to the following rules:

                   (i) The amount of' each installment shall equal the balance in the Deferral Account or applicable subaccount and subdivision thereof determined at the last Valuation Date immediately preceding each installment payment divided by the remaining number of payments to be made therefrom.

                   (ii) Until paid out, each subdivision of the Participant's Deferral Account remaining in the Plan shall continue to be adjusted for deemed earnings thereon determined pursuant to paragraph 3.4.

                  (iii) If payment commences to the Participant, the balance of any periodic installments remaining at the Participant's death shall continue to his Beneficiary.

        6.4 BENEFIT FIT DETERMINATION AND PAYMENT PROCEDURE. The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or, in the. event of' the death of the Participant, the
Participant's   Beneficiary.   The  Administrator   shall  promptly  notify  the
Corporation of' each such determination that benefit payments are due and provide to the Corporation all other information necessary to allow the Corporation to carry out said determination, whereupon the Corporation shall pay such benefits in accordance with the Administrator's determination.

         6.5 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall he considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan,

         6.6 DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED. The Administrator shall make all reasonable attemps to determine the identity and/or whereabouts of a Participant or a Participant's Beneficiary entitled to benefits, under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Corporation's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Corporation shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

                                   ARTICLE VII

                                   WITHDRAWALS

        7.1 NO WITHDRAWALS PERMITTED. No withdrawals or other distributions shall be permitted from a Participant's Deferral Account except as provided in
ARTICLE VI.

                                   ARTICLE VII

                                     FUNDING

        8.1         FUNDING.

        8.1(a) The undertaking to pay benefits hereunder shall be an unfunded obligation payable. solely from the general assets of the Corporation and subject to the claims of the Corporation's creditors. The Deferral Account shall be maintained as a book reserve account solely for accounting purposes,

        8.1(b) Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan (including establishing a trust pursuant. to paragraph 8.2) shall create or be construed to give any Participant or Beneficiary any right, title or interest in any specific asset or assets of the Corporations or the assets of any trust established pursuant to paragraph 8.2 at any time or any priority of payment. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the. right of any unsecured general creditor of the Corporation.

        8.1(c) Where more than one Corporation participates in the Plan, the funding and payment provisions hereof shall apply separately to each such Corporation, except that the Plan Sponsor shall guarantee payment, of all benefits due under the Plan.

         8.1(d) The Plan Sponsor may in its discretion make the payment of any or all benefits under the Plan in lieu of payment by one or more Corporations, Where the Plan Sponsor makes payments on behalf of other Corporations the Plan Sponsor may require contributions by participating Corporations to the Plan Sponsor at such times (whether before, at or after the time of payment), in such amounts and or such basis as it may from time to time determine in order to defray the cost of benefits and administration of the Plan

        8.2         USE OF TRUST

        8.2(a) Notwithstanding any provision herein to the contrary, the Plan Sponsor may in its sole discretion establish and cause certain of assets to be held pursuant to a trust agreement for the, purpose of providing benefits under the Plan.

        8.2(b) The Corporations shall pay over Deferral Contributions to the trustee of any such trust agreement as and when directed by the Plan Sponsor

         8.2(c) The Corporations acknowledge that. any such trust agreement may be established by the Plan Sponsor for the benefit of one or more of the participating Corporations, that execution of the Plan or an adoption agreement relating to the Plan by a participating Corporation automatically makes the Corporation a participating Corporation for purposes of any such trust agreement (if and to the extent so provided in the trust agreement), and that any such trust agreement may be amended by appropriate action of the Plan Sponsor or the, Benefits Committee (without any action required by the other participating Corporations).

         8.2(d) The trustee of any such trust shall promptly follow the direction of the Administrator regarding any PAYMENTS which are to be made from the trust.

                                   ARTICLE IX

                               Plan Administrator

         9.1 PLAN ADMINSTRATOR. The person serving as Treasurer of the Plan Sponsor from time to time shall serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan and the Code.

         9.2   DUTIES   AND   RESPONSIBILITIES   OF  PLAN   ADMINISTRATOR.   The
Administrator  shall have the following  duties and  responsibilities  under the
Plan:

        9.2(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Plan and the Code, the distribution thereof to Participants and their Beneficiaries, and the filing thereof with the appropriate governmental officials and agencies.

        9.2(b) The Administrator shall maintain and retain necessary records regarding its administration of the Plan and matters upon which disclosure is required under the Plan and the Code.

         9.2(c) The Administrator shall make any elections for the Plan required to be made by it under the Plan and the Code.

        9.2(d) The Administrator is empowered to settle claims against the Plan and to make such equitable adjustments in a Participant's or Beneficiary's rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

        9.2(e) The Administrator may construe the Plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the Plan, and such action shall be conclusive.

         9.3 POWER AND AUTHORITY. The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities imposed hereunder in connection with the administration of the Plan. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

        9.4 AVAILABILITY OF RECORDS. The Corporation shall, at the, request of the. Administrator, make available necessary records or other information which they possess which may be required by the Administrator in order to carry out its duties hereunder.

                                    ARTICLE X

                        AMENDMENT OR TERMINATION OF PLAN

        10.1 AMENDMENT OR TERMINATION OF THE PLAN.

         10.1(a) The Plan may be amended in whole. or in part from time to time by the Board of the Plan Sponsor effective as of any date specified. Any such amendment to the Plan shall be in writing. The Plan may be terminated at any time by the Board of the Plan Sponsor. No amendment or termination shall operate to decrease a Participant's Deferral Account balance determined as of the earlier of the date on which the amendment or termination is approved by the Board of the Plan Sponsor or the date on which an instrument of amendment or termination is signed on behalf of the Board of the. Plan Sponsor. Any such action to amend of, terminate the Plan shall be adopted pursuant to action by the Board of the Plan Sponsor (including pursuant to any standing authorization for any officer, director or committee to adopt amendments) taken in accordance with its applicable procedures, including where applicable by majority vote or consent in writing.

        10.1(b) In addition, and as an alternative, to amendment of the Plan by action of the Board of the Plan Sponsor, but subject to tile limitations on amendment contained in subparagraph 10.1(a), the Board hereby delegates to tile Benefits Committee the right to amend the Plan in whole or in part to make any technical modification, alteration or amendment which in the opinion of counsel for the Plan Sponsor is required by law and is deemed advisable by the Benefits Committee, and to make any other modification, alteration or amendment which does not, in the Benefits Committee's view, materially increase costs or the Plan to the Corporation.

         10.1 (c) Termination of the Plan shall mean termination of active participation by Participants, but shall not mean immediate payment of all Deferral Accounts unless the Board of the Plan Sponsor or the Benefits Committee so directs.

        10.2 EFFECT OF CORPORATE MERGER. CONSOLIDATION OR LIQUIDATION. Notwithstanding any other provision of the Plan, the merger or liquidation of any Corporation into any other Corporation or Affiliate or the consolidation of two (2) or more of the Corporations and/or Affiliate shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Corporation(s), provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing corporation.

                                   ARTICLE XI

                                  MISCELLANEOUS

        11.1 NON-ASSIGNABILITY. The of each Participant under the Plan are not subject to claims of the Participant's creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

        11.2 RIGHT TO REQUIRE INFORMATION AND RELIANCE THEREON. The Corporation and the Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan. The Administrator may rely on such information in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with a provision of the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

        11.3 NOTICES AND ELECTIONS. All notices required to be given in writing and all elections required to be made in writing under any provision of the Plan shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election.

        11.4 DELEGATION OF AUTHORITY. Whenever the Corporation is permitted or-required to perform any act, such act may be performed by its President or Chief Executive Officer or other person duly authorized by its President or Chief Executive Officer, its Board or the Benefits Committee.

        11.5 SERVICE OF PROCESS. The Administrator shall be the agent for service of process on the Plan

         11.6  GOVERNING  LAW.  The  Plan  shall  be  construed,   enforced  and
administered in accordance with the laws of the State of Virginia.

        11.7 BINDING EFFECT. The Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns, and each Participant and his heirs, executors, administrators and legal representatives.

        11.8 SEVERABILITY. If any provision of the. Plan should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

        11.9 NO EFFECT ON AGREEMENT. The Plan shall not be considered or construed to modify, amend or supersede any agreement between the Corporation and the Participant relating to the Participant's services as a member of the Board heretofore or hereafter entered into unless so specifically provided.

        11.10 GENDER AND NUMBER. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

        11.11 TITLES AND CAPTIONS. Titles and captions and headings herein have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

                                   ARTICLE XII

                    PARTICIPATION BY ADDITIONAL CORPORATIONS

        12.1        ADOPTION BY ADDITIONAL CORPORATION .

        12.1(a) Any Affiliate may adopt the Plan with the consent of the Board of the Plan Sponsor and its Board.

        12.1(b) In addition, and as alternative to the consent, authorization and approval by the Board required under subparagraph 12. 1(a) with respect to the adoption of the Plan by an Affiliate, the Board of the Plan Sponsor hereby delegates to the Benefits Committee the authority to consent to, authorize and approve any such adoption of the Plan.S

        12.2 TERMINATION EVENTS WITH RESPECT TO CORPORATIONS OTHER THAN THE PLAN SPONSOR. The Plan shall terminate with respect to any Corporation other than the Plan Sponsor, and such Corporation shall automatically cease to be a participating Corporation in the Plan, upon the happening of any of the following events:

                   (i) Action by the Corporation's Board terminating its participation in the Plan and specifying the date of such termination. Notice of such termination shall be delivered to the Administrator and the, Plan Sponsor

                  (ii) The Corporation's ceasing to be an Affiliate.

                  (iii) Action by the Board of the Plan Sponsor or the Benefits Committee terminating the, Corporation's participation in the Plan and specifying the date of such termination. Notice or such termination shall be delivered to the Administrator and the former participating Corporation.

Termination of the Plan with respect to any Corporation shall mean termination of active participation of the Participants employed by such Corporation, but shall not mean immediate payment of Deferral Account balances with respect to the Participant, of such Corporation unless the Board of the Plan Sponsor or the Benefits Committee so directs.

        IN WITNESS WHEREOF, each Corporation has caused the Plan to be signed on its behalf by its duly authorized officer on the 27th of April, 1995.



                                              FAUQUIER BANKSHARES, INC.

                                              By:
                                                  -----------------------------

                                              Its
                                                  -----------------------------



Attest:

-----------------------------

Its
    --------------------------

                                              THE FAUQUIER BANK


                                              By:
                                                  -----------------------------

                                              Its
                                                  -----------------------------



Attest:

-----------------------------

Its
    --------------------------

                            FAUQUIER BANKSHARES, INC.

                           OMNIBUS STOCK OWNERSHIP AND
                            LONG TERM INCENTIVE PLAN

     THIS IS THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("Plan") of FAUQUIER BANKSHARES, INC. (the "Corporation" or "Company"), a Virginia corporation with its principal office in Warrenton, Virginia, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, and/or Units may be granted from time to time to Eligible Employees of the Corporation and of any of its Subsidiaries (the "Subsidiaries"), subject to the following provisions:


                                    ARTICLE I

                                   DEFINITIONS

     The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

     1.1 BOARD. The Board of Directors of FAUQUIER BANKSHARES, INC.

     1.2 CHANGE IN CONTROL TRANSACTION.

     (a) Any person, including a "group" as defined in Section 13(d)(3) of the 1934 Act becomes the owner or beneficial owner of securities of the Company or of the Fauquier Bank (the "Bank") having 20% or more of the combined voting power of the then outstanding Bank of Company securities that may be cast for the election of the Bank or Company directors other than a result of an issuance of securities initiated by the Bank or Company, as long as the majority of the Board of Directors approving the purchases is a majority at the time the purchases are made; or

     (b) as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, contested election, or any combination of these events, the persons who were directors of the Bank or Company before such events cease to constitute a majority of the Bank's or Company's Board, or any successor's board, within two years of the last of such transactions.

     For purposes of this Agreement, the date of the Change in Control Transaction is the date on which an event described in (a) or (b) occurs. If a Change in Control Transaction occurs on account of a series of transactions, the date of the Change in Control Transaction is the date of the last of such transactions.

     1.3 CODE. The Internal Revenue Code of 1986, as amended.

     1.4 COMMITTEE. The Compensation Committee of the Board.

     1.5 COMMON STOCK. The common stock, $3.13 par value per share, of the Corporation.

     1.6 DEATH. The date of death as established by the relevant death certificate.

     1.7 DISABILITY. For purposes of Incentive Stock Options, the date on which an Eligible Employee becomes permanently and totally disabled within the meaning of Section 22 (e) (3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate. For purposes of other Rights, the date on which an Eligible Employee becomes disabled as determined by the Committee in its sole discretion on the basis of such medical or other evidence as it may reasonably require or deem appropriate

     1.8 EFFECTIVE DATE. The date on which this Plan is adopted by the Board.

     1.9  ELIGIBLE   EMPLOYEES.   Those   individuals  who  meet  the  following
eligibility requirements:

          (i) Such individual must be a full time employee of the Corporation or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (ii) Such individual falls within the job grade classifications set forth in Schedule 1. Such job grade classification may be amended, expanded, restricted or otherwise modified by the Committee, subject to ratification of such action by the Board.

          (iii) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

     1.10 FAIR MARKET VALUE. With respect to the Corporation's Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

          (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report on the last trading day prior to such date;

          (ii) if the Common Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the Nasdaq National Market System ("NMS") on the last trading day prior to such date;

          (iii) if the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by Nasdaq on the last trading day prior to such date; and

          (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

     1.11 ISO. An "incentive stock option" as defined in Section 422 of the Code.

     1.12 JUST CAUSE TERMINATION. A termination by the Corporation or a Subsidiary of an Eligible Employee's employment by the Corporation or the Subsidiary in connection with the good faith determination of the Board or the Board of Directors of the Subsidiary, as applicable, that the Eligible Employee is incompetent or otherwise has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Corporation or the Subsidiary.

     1.13 NON-QUALIFIED OPTION. Any Option granted under III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

     1.14 OPTION AGREEMENT. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under III.

     1.15 OPTIONS. ISOs and Non-Qualified Options are collectively referred to herein as "Options;" provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

     1.16 PLAN POOL. A total of two hundred thousand (200,000) shares of authorized, but unissued, Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

     1.17 REGISTRATION. The registration by the Corporation under the 1933 Act and applicable state "Blue Sky" and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

     1.18 RESTRICTED STOCK. The Stock which a Holder shall be awarded with restrictions when, as, in the amounts and with the restrictions described in IV.

     1.19  RESTRICTED   STOCK  GRANT  AGREEMENT.   The  agreement   between  the
Corporation and a Holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under IV.

     1.20 RETIREMENT. "Retirement" shall mean

          (i) the termination of an Eligible Employee's employment under conditions which would constitute "normal retirement" or "early retirement" under any tax qualified retirement plan maintained by the Corporation or a Subsidiary, or

          (ii) termination of employment after attaining age 65 (except in the case of a Just Cause Termination).

     1.21 RIGHTS. The rights to exercise or receive the Options, Restricted Stock, Units and SARs described herein.

     1.22 RIGHTS AGREEMENT. An Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement or an SAR Agreement.

     1.23 SAR. The Right of an SAR Recipient to receive cash when, as and in the amounts described in VI.

     1.24 SAR AGREEMENT. The agreement between the Corporation and an SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under VI.

     1.25 SEC. The Securities and Exchange Commission.

     1.26 STOCK. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right.

     1.27 TAX WITHHOLDING LIABILITY. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.

     1.28 TRANSFER. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

     1.29 UNITS. The Right of a Unit Recipient to receive a combination of cash and Stock when, as and in the amounts described in V.

     1.30  UNIT  AGREEMENT.  The  agreement  between  the  Corporation  and Unit
Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under V.

     1.31 1933 ACT. The Securities Act of 1933, as amended.

     1.32 1934 ACT. The Securities Exchange Act of 1934, as amended.


                                   ARTICLE II

                                     GENERAL

     2.1 PURPOSE. The purposes of this Plan are to encourage and motivate employees within specified job grade classifications to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation's Common Stock; to achieve a unity of purpose between such employees and shareholders by providing ownership opportunities, and, when viewed in conjunction with potential benefit plans for members of the Board and the Boards of Directors of some or all of the Subsidiaries, to achieve a unity of purpose between such employees and directors in the achievement of the Corporation's primary long term performance objectives; and to retain such employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees pursuant to the terms of this Plan.

     2.2 ADMINISTRATION.

     (a) The Plan shall be administered by the Committee which shall consist of two or more Non-Employee Directors as defined in Rule 16b-3(b)(3)(i) promulgated by the SEC under the 1934 Act. The Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

     (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion:

          (i) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

          (ii) to define the terms used in the Plan and in the Rights granted hereunder;

          (iii) to prescribe, amend and rescind the rules and regulations relating to the Plan;

          (iv) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price or, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and

          (v) to make all other determinations and interpretations necessary or advisable for the administration of the Plan.

     (c) It shall be in the discretion of the Committee to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

     (d) In determining the Eligible Employees to whom Rights may be granted and the number of shares of Stock to be covered by each Right, the Committee shall take into account such factors as the Committee shall deem relevant. An Eligible Employee who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan if the Committee shall so determine. If, pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of an Eligible Employee be determined, the ownership attribution provisions set forth in
Section 424(d) of the Code shall be controlling.

     (e) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Committee, and until the Committee acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent. The grant of Rights shall not obligate the Company to pay an Eligible Employee any particular amount of remuneration, to continue the employment of the Eligible Employee after the grant or to make further grants to the Eligible Employee at any time thereafter.

     2.3 STOCK AVAILABLE FOR RIGHTS.

     (a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in Section 7.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

     (b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to ratification by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of (i) the issuance or sale by the Corporation for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.

     (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

     2.4 SEVERABLE PROVISIONS. The Corporation intends that the provisions of each of Articles III, IV, V and VI, in each case together with Articles I, II and VII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

                                   ARTICLE III

                                     OPTIONS

     3.1 GRANT OF OPTIONS.

     (a)  Options  may be granted to  Eligible  Employees  as  provided  in this
Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, and (ii) the execution and delivery of an Option Agreement by the Eligible Employee optionee ("the "Optionee") and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

     (b) The Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. In accordance with Section 422 (d) of the Code, the aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the "$100,000 Limitation"). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

     3.2 EXERCISE PRICE.

     (a) The initial exercise price of each Option granted under this Plan (the "Exercise Price")shall be determined by the Committee in its discretion; provided, however, that the Exercise Price of an ISO shall not be less than (i) the Fair Market Value of the Common Stock on the date of grant of the Option, in the case of any Eligible Employee who does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422 (b) (6) of the Code), or (ii) one hundred ten percent (110%) of such Fair Market Value in the case of any Eligible Employee who owns stock in excess of such amount.

     (b) In its discretion and subject to the provisions of Section 3.2(a) (as to the establishment of the Exercise Price of an Option on the date of grant), the Committee may establish that the Exercise Price of an Option shall be adjusted based on subsequent events. The adjustments may include adjustments, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of one or more indices composed of publicly-traded financial institutions and financial institution holding companies deemed by the Committee to be similar (in terms of asset size, capitalization, trading volumes and other factors deemed relevant by the Committee) to the Company (an "Index" and the "Indices"). The Exercise Price of an ISO shall not be adjustable if, under the Code, such adjustable Exercise Price would disqualify the ISO as an ISO. The Committee may utilize Indices published by third parties and/or may construct one or more Indices meeting the characteristics described above or other characteristics.

     The Indices utilized may be recalculated quarterly, including in such quarterly recalculation such adjustments for stock splits, reverse stock splits and stock dividends of the companies in the indices and of the Company as are appropriate. If more than one Index is utilized by the Committee, it may give such weighting to each Index utilized as the Committee may determine in its sole discretion, consistent with the provisions of this Article III.

     3.3 TERMS AND CONDITIONS OF OPTIONS.

     (a) All  Options  must be granted  within  ten (10) years of the  Effective
Date.

     (b) The Committee may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee.

     (c) Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

     (d) At the discretion of the Committee, an Optionee, as a condition to the granting of an Option, may be required to execute and deliver to the Company a confidential information agreement or other employment-related agreements approved by the Committee.

     (e) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

     (f) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 3.2(b).

     (g) To the extent provided in an Option Agreement, shares of Stock obtained pursuant to an Option which qualifies as an ISO may be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

     3.4. EXERCISE OF OPTIONS.

     (a) An Optionee must be an Eligible Employee at all times from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b) or in the Option Agreement.

     (b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

     (c) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion (including the withholding of shares of Stock as to which the Option is then being exercised), the amount of the Company's Tax Withholding Liability required in connection with such exercise.

     (d) The Exercise  Price of an Option shall be payable to the Company either
(i) in United States dollars, in cash or by check, Corporation draft or money order payable to the order of the Company, or (ii) at the discretion of the Committee, through the delivery of shares of the Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of stock as to which the Option is then being exercised) with a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

     3.5 TERM AND TERMINATION OF OPTION.

     (a) The Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option was granted (the "Option Period"). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set; provided, however such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

     (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the provisions of Section 3.5(a), each ISO will terminate upon the earlier of: (i) ninety (90) days after the date that the Optionee ceases to be an Eligible Employee for any reason, other than by reason of Death, Disability, or a Just Cause Termination; (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Disability. The Committee may, in its discretion, specify other events that will result in the termination of an ISO (including, without limitation, termination of employment by reason of Death, or a Just Cause Termination). In the case of Non-Qualified Options, the Committee shall have full discretion to specify what, if any, events will terminate the Option prior to the expiration of the Option Period.

     3.6 CHANGE IN CONTROL TRANSACTION. At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof. Any Option that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

     3.7 RESTRICTIONS ON TRANSFER. An Incentive Stock Option may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee. A Non-Qualified Stock Option may not be Transferred except by will or the laws of descent and distribution, unless otherwise provided in the Option Agreement.

     3.8 STOCK CERTIFICATES. Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

     3.9 AMENDMENT AND DISCONTINUANCE. The Board may amend, suspend or discontinue the provisions of this Article III at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article III. Moreover, no such action may alter or impair any Option previously granted under this Article III without the consent of the applicable Optionee.

     3.10 COMPLIANCE WITH RULE 16B-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee

                                   ARTICLE IV

                             RESTRICTED STOCK GRANTS

     4.1 GRANTS OF RESTRICTED STOCK.

     (a) Restricted Stock may be issued to Eligible Employees as provided in this Article IV. Restricted Stock will be deemed issued only upon (i) authorization by the Committee and (ii) the execution and delivery of a Restricted Stock Grant Agreement by the Eligible Employee to whom such Restricted Stock is to be issued (the "Holder") and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been issued merely upon authorization by the Committee.

     (b) Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the Holder for the Restricted Stock, such amount to be fixed by the Committee in its discretion.

     (c) Without limiting the foregoing, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock, (including any provisions for accelerated vesting in the event of a change in Control Transaction) as determined by the Committee in its discretion.

     (d) At the discretion of the Committee, the Holder, as a condition to the issuance of shares, may be required (i) to execute and deliver to the Company a confidential information agreement approved by the Committee, and/or (ii) to agree to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion (including the withholding of shares of Stock as to which the Option is then being exercised), the amount of the Corporation's Tax Withholding Liability required in connection with lapse of restrictions on such Restricted Stock.

     4.2 RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.

     (a) Shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws or set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this
Section 4.2(a) are expressly prohibited.

     (b) Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), and/or exercise any other legal or equitable remedy.

     (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company's rights under a Restricted Stock Grant Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.

     (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the Holder and the Holder's spouse, to the Secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Grant Agreement. Each Holder shall acknowledge that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

     4.3  COMPLIANCE  WITH  LAW.  Notwithstanding  any other  provision  of this
Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency.

     4.4 STOCK CERTIFICATES. Certificates representing the Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.

     4.5 MARKET STANDOFF. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.

     4.6  AMENDMENT  AND  DISCONTINUANCE.   The  Board  may  amend,  suspend  or
discontinue this Article IV at any time or from time to time; provided, that no such action of the

Board shall alter or impair any rights previously  granted to Holders under this
Article IV without the consent of such affected Holders.

     4.7 COMPLIANCE WITH RULE 16B-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                                    ARTICLE V

                     LONG-TERM INCENTIVE COMPENSATION UNITS

     5.1 AWARDS OF UNITS.

     (a) Units may be granted to Eligible  Employees as provided in this Article
V. Units will be deemed granted only upon (i) authorization by the Committee and
(ii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted (a "Unit Recipient") and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted in each of the years 1997 through 2004 in such amounts and to such Unit Recipients as the Committee may determine in its sole discretion subject to the limitation in Section 5.2 below.

     (b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

     (c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two or more years ("Performance
Period") beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee for each award of Units.

     (d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels performance objectives achieved during each year of the Performance Period. The Committee may adopt one or more performance categories, including financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on such measurements of performance as the Committee shall deem appropriate.

     (e) Distributions of Units awarded will be based on the Company's performance as compared to the performance objectives. The Committee may provide for annual or longer performance measurement periods. The performance results will be translated into percentage factors according to graduated criteria established by the Committee for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed. The Committee may provide that to distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee.

     (f) The percentage of Units awarded which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called "Retained Units."

     (g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee in its sole discretion. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be canceled.

     (h) Notwithstanding any other provision in this Article V, the Committee, if it determines in its sole discretion that it is necessary or advisable under the circumstances, may adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher job grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and that at the time of the awards have not yet been completed.

     5.2 LIMITATIONS.

     The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

     5.3 TERMS AND CONDITIONS.

     (a) All awards of Units must be made within ten (10) years of the Effective Date.

     (b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

     (c) At the discretion of the Committee, a Unit Recipient, as a condition to the award of Units, may be required to execute and deliver to the Company a confidential information agreement approved by the Committee.

     (d) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is distributed, except as provided in Sections 2.3(b) and 5.6(a).

     5.4 SPECIAL DISTRIBUTION RULES.

     (a) Except as otherwise provided in this Section 5.4 or in an Option Agreement, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

     (b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be canceled.

     (c) If a Unit Recipient enters into Retirement prior to the end of any Performance Period, the Units awarded to such Unit Recipient under this Article V and not yet distributed shall be prorated to the end of the year in which such Retirement occurs and distributed at the end of the Performance Period based upon the Company's performance for such period.

     (d) In the event of the termination of the Unit Recipient's status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and canceled.

     (e) Upon a Unit Recipient's promotion to a higher job grade classification, the Committee may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher job grade classification for the then current Performance Period.

     (f) Notwithstanding any other provision of this Plan, the Committee may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower job grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be canceled.

     5.5 DIVIDEND EQUIVALENT UNITS. On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the "Dividend Equivalent Credit") on the payment date to each Unit Recipient's account for each Unit which has been awarded to the Unit Recipient and not distributed or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this
Article V in the same manner as those Units granted pursuant to Section 5.1.

     5.6 ADJUSTMENTS.

     (a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

     (b) At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Units theretofore awarded under this Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof). Except as otherwise provided in a Unit Award Agreement, any Units that have not been distributed before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

     5.7 OTHER CONDITIONS.

     (a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article IV.

     (b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date (as defined in Section 5.7(d) below) is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

     (c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or Nasdaq-NMS requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

     (d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. Except as otherwise determined by the Committee, the "Distribution Date" shall be March 15th in the year of distribution, (or the first business day thereafter) except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee determines the amount and form of the distribution.

     (e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

          (i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Corporation.

          (ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b).

          (iii) Estimated consolidated net income of the Corporation for the twelve month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

          (iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Corporation is bound.

     (f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this
Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) Units eligible for distribution under this Article V.

     5.8 DESIGNATION OF BENEFICIARIES. A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Corporation prior to the Unit Recipient's Death. In case of the Unit Recipient's Death, any amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit recipient estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.

     5.9 RESTRICTIONS ON TRANSFER. Units granted under Article V may not be Transferred, except as provided in Section 5.8, and, during the lifetime of the Unit Recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

     5.10 AMENDMENT AND DISCONTINUANCE. No award of Units may be granted under this Article V after December 31, 2004. The Board may amend, suspend or discontinue the provisions of this Article V at any time or from time to time.

     5.11 COMPLIANCE WITH RULE 16B-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                                   ARTICLE VI

                            STOCK APPRECIATION RIGHTS

     6.1 GRANTS OF SARS.

     (a) Eligible Employees may be granted SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted (the "SAR Recipient") and a duly authorized officer of the Corporation. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of SARs granted hereunder shall not exceed the total number of shares of Stock provided in the Plan Pool.

     (b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

     6.2 TERMS AND CONDITIONS OF SARS.

     (a) All SARs must be granted within ten (10) years of the Effective Date.

     (b) Each SAR issued pursuant to this Article VI shall have an initial base value (the "Base Value") equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR.

     (c) In its discretion and subject to the provisions of Section 6.2(b) (as to the establishment of the initial Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of the Index or Indices utilized under Section 3.2(b).

     (d) At the discretion of the Committee, a SAR Recipient, as a condition to the granting of a SAR, must execute and deliver to the Corporation a confidential information agreement approved by the Committee.

     (e) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the "SAR Vesting Period"). Such SAR Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

     (f) A SAR Recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 6.2(c).

     6.3 RESTRICTIONS ON TRANSFER OF SARS. SARs granted under this Article VI may not be Transferred, except as provided in Section 6.7, and during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

     6.4 EXERCISE OF SARS.

     (a) A SAR Recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR (the date such notice is received by the Corporation being referred to herein as the "SAR Exercise Date").

     (b) Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable under Section 6.2(c), as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company's Tax Withholding Liability arising from such exercise.

     6.5 TERMINATION OF SARS. The Committee shall determine in its discretion, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall be not later than ten (10) years after the date such SAR is granted (the "SAR Period"). The Committee, in its discretion, may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

     6.6 CHANGE IN CONTROL TRANSACTION. At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof). Except as provided in an SAR Agreement, any SAR that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation or bank, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

     6.7 DESIGNATION OF BENEFICIARIES. A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Corporation prior to the SAR Recipient's Death. In case of the SAR Recipient's Death, the amounts to be distributed to the SAR Recipient under this
Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.

     6.8 AMENDMENT AND DISCONTINUANCE. The Board may amend, suspend or discontinue the provisions of this Article VI at any time or from time to time. No such action may alter or impair any SAR previously granted under this Article VI without the consent of the applicable SAR Recipient.

     6.9 COMPLIANCE WITH RULE 16B-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, is the extent permitted by law and deemed advisable by the Committee.


                                   ARTICLE VII

                                  MISCELLANEOUS

     7.1 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

     7.2 NO OBLIGATION TO EXERCISE RIGHT. The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

     7.3 TERM OF PLAN. Except as otherwise specifically provide herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

     7.4 CAPTIONS AND HEADINGS; GENDER AND NUMBER. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part of, and shall not serve as a basis for, interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     7.5 EXPENSES OF ADMINISTRATION OF PLAN. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one or more Subsidiaries. The Corporation shall also indemnify, defend and hold each member of the Committee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Committee's powers and the discharge of the Committee's duties hereunder.

     7.6 GOVERNING LAW. Without regard to the principles of conflicts of laws, the laws of the Commonwealth of Virginia shall govern and control the validity, interpretation, performance and enforcement of this Plan.

     7.7 INSPECTION OF PLAN. A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any Eligible Employee or other proper person making inquiry about it.

                             AMENDMENT TO AGREEMENT

     This Amendment to Agreement entered into as of the 13th day of June, 1997 by and between THE FAUQUIER BANK, a Virginia banking corporation (the "Bank"), and C. Hunton Tiffany, (the "Executive").


                                    RECITALS

     1. The Bank and Executive entered into an Agreement dated as of the 16th day of November, 1994, the ('Original Agreement) which provides for compensation and other benefits to the Executive in certain events, a copy of which is attached hereto as Exhibit A; and

     2. The parties desire to amend such Agreement;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Paragraph 1 of the Original Agreement is hereby amended to read as follows:

     CHANGE OF CONTROL: For purposes of this Agreement, a Change of Control of the Bank occurs if, after the date of this Agreement, (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (but excluding any group of which the Executive is a member), becomes the owner or beneficial owner of securities of the Bank or of Fauquier Bankshares, Inc. (the "Holding Company") having 20% or more of the combined voting power of the then outstanding Bank or Holding Company securities that may be cast for the election of the Bank or Holding Company directors other than a result of an issuance of securities initiated by the Bank or Holding Company, as long as the majority of the Board of Directors approving the purchases is a majority at the time the purchases are made; or (ii) as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a safe of assets, contested election, or any combination of these events, the persons who were directors of the Bank or Holding Company before such events cease to constitute a majority of the Bank's or Holding Company's Board, or any successor's board, within two years of the last of such transactions. For purposes of this Agreement, the Control Change Date is the date on which an event described in (i) or (ii) occurs. if a Change of Control occurs an account of a series of transactions, the Control Change Date is the date of the last of such transactions.

     2. Paragraph 3(ii)(b) of the original Agreement is hereby deleted and Paragraph 3(ii)(c) is hereby redesignated as Paragraph 3(ii)(b).

                                                THE FAUQUIER BANK

                                                By: /s/ Randy D. Ferrell
                                                   -----------------------------

                                                /s/ C. Hunton Tiffany
                                                --------------------------------
                                                           Executive

                                    AGREEMENT

     THIS AGREEMENT, entered into as of the 16th day of November, 1994, by and between THE FAUQUIER BANK, a Virginia banking corporation (the "Bank"), and C. HUNTON TIFFANY (the "Executive").


                                   WITNESSETH:

     WHEREAS , the Board of Directors of the Bank has approved this Agreement and authorized its execution and delivery on the Bank's behalf to the Executive; and

     WHEREAS, the Executive is presently a key executive officer of the Bank whose continued dedication, availability, advice and counsel to the Bank is deemed important to the Board of Directors of the Bank, the Bank and its shareholders; and

     WHEREAS, the services of the Executive, his experience and knowledge of the affairs of the Bank, and his reputation and contacts in the industry are extremely valuable to the bank; and

     WHEREAS, the Bank wishes to attract and retain such well-qualified Executives, and it is in the best interest of the Bank and of the Executive; and

     WHEREAS, the Bank considers the establishment and maintenance of a sound and vital management to be part of its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Bank and its shareholders;

     NOW, THEREFORE, to assure the Bank of the Executive's continued dedication, the availability of his advice and counsel to the Board of Directors of the Bank, and to induce the Executive to remain and continue in the employ of the Bank and for other good and valuable consideration, the receipt and adequacy whereof each party hereby acknowledges, the Bank and the Executive hereby agree that the following terms and conditions of employment shall control and take effect only in the event there is a change of control:

     1. CHANGE OF CONTROL: For purposes of this Agreement, a Change of Control occurs if, after the date of this Agreement, (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (but excluding any group of which the Executive is a member), becomes the owner or beneficial owner of Bank securities having 20% or more of the combined voting power of the then outstanding Bank securities that may be cast for the election of the Bank's directors other than a result of an issuance of securities initiated by the Bank, or open market purchases approved by the Board of Directors, as long as the majority of the Board of Directors approving the purchases is a majority at the time the purchases are made; or (ii) as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, contested election, or any combination of these events, the persons who were directors of the Bank before such events cease to constitute a majority of the Bank's Board, or any successor's board, within two years of the last of such transactions. For purposes of this Agreement, the Control Change Date is the date on which an event described in (i) or (ii) occurs. If a Change of Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

     2. TERMINATION AFTER CHANGE OF CONTROL: If, after such a Change of Control shall have occurred, the Executive's employment is terminated, then the Executive shall be entitled to receive the payments specified in this Agreement unless such termination is for Cause or the Executive terminates employment without Good Reason.

     (i) The Bank may terminate the Executive's employment for Cause. For the purposes of this Agreement, "Cause" shall mean the Executive's gross negligence or willful misconduct, which is detrimental to the best interests, of the Bank's business operations. For purposes of this paragraph, no act, or failure to act an the Executive's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his act or omission was in the best interest of the Bank; provided that any act or omission to act on the Executive's behalf in reliance upon an opinion of counsel to the Bank or counsel to the Executive shall not be deemed to he willful. Notwithstanding the foregoing, the Executive shall not he deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a certification by a majority of the outside members of the Board of Directors of the Bank finding that, in the good faith opinion of such majority, the Executive was guilty of conduct which is deemed to be Cause within the meaning of the first sentence of this paragraph and specifying the particulars thereof in detail, after reasonable notice to the Executive and an opportunity for him, together with his counsel, to be heard before such majority.

     (ii) The Executive may terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

          (a) The assignment of duties to the Executive by the Bank which are materially different from the Executive's duties immediately prior to the Change of Control, or (ii) result in the Executive having significantly less authority and/or responsibility than he had prior to the Change of Control, without his express written consent;

          (b) The removal of the Executive from or any failure to re-elect him to the aforesaid position(s), except in connection with a termination of his employment by the Bank for Cause;

          (c) A reduction by the Bank of the Executive's base salary as in effect on the date of the Change of Control or as the same may be increased from time to time thereafter, or a failure by the Bank to increase such as salary each year after such Change of Control by an amount which at least equals, on a percentage basis, the percentage increase, if any, in the cost of living as set forth in the Consumer Price index for the area in which the principal office of the Bank is located (1967=100) published by the Bureau of Labor Statistics ot the United States Department of Labor over the preceding year, unless the failure to so increase the Executive's salary is waived in writing by the Executive;

          (d) The failure of the Bank to provide the Executive with substantially the same fringe benefits that were provided to him immediately prior to the Change of Control, or with a package of fringe benefits that, though one or more of such benefits may vary from those in effect immediately prior to such Change of Control, is substantially comparable in all material respects to such fringe benefits taken as a whole;

          (e) The failure of the Bank to obtain the assumption of and agreement to perform this Agreement by any successor as contemplated in paragraph 5(iii) hereof; or

          (f) The relocation of the Bank's principal executive offices outside of Warrenton, Virginia, without the consent of Executive.

     (iii) Notwithstanding the provisions of paragraph 2(i) and 2(ii), following a Change of Control the Bank may terminate the Executive's employment without cause at any time in any otherwise lawful manner, subject to the Bank's providing to the Executive the payments and benefits specified in paragraph 3(ii).

     (iv) Termination by either party shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision(s) in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of employment under the provision so indicated.

     (v) "Date of Termination" shall mean the date specified in the Notice of Termination, which shall be not less than thirty (30) nor more than ninety (90) days after such Notice of

Termination is given; provided, that if within thirty (30) days after any Notice of Termination is given pursuant to paragraph 2(i) or 2(ii) the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then pending the resolution of any such dispute the Bank shall continue to pay the Executive the same base salary as and when due and payable, and provide him the same or substantially comparable fringe benefits that he was paid and provided immediately prior to the delivery of the Notice of Termination. If a termination by the Bank pursuant to paragraph 2(i) above is challenged by the Executive and the termination is ultimately determined to be justified, then all sums paid by the Bank to the Executive pursuant to this paragraph 2(v), plus the cost to the Bank of providing the Executive such fringe benefits from the date of such termination to the date of the resolution of such dispute, shall be promptly repaid by the Executive to the Bank with interest at the rate charged from time to time by The Fauquier Bank, to its most substantial customers for unsecured parties of credit. Should it ultimately be determined that a termination by the Bank pursuant to paragraph 2(i) above was not justified, or that a termination by the Executive pursuant to paragraph 2(ii) above was for Good Reason, then the Executive shall be entitled to retain all sums paid to him pending the resolution of such dispute and he shall be entitled to receive in addition the payments and other benefits provided for in paragraph 3(ii), and the Date of Termination shall be the date on which the dispute is finally settled, either by mutual written agreement of the parties, or by a final judgment.

     3. TERMINATION PROVISIONS. (i) If the Executive's employment shall be terminated for Cause pursuant to paragraph 2(i), and if such termination is challenged by the Executive and the challenge is resolved in favor of the Bank, the Bank shall have no further obligation to the Executive.

     (ii) If within (3) years after a Change of Control of the Bank, (1) the Bank shall terminate the Executive's employment in accordance with the provisions of paragraph 2(i) hereof, and if such termination is challenged by the Executive and the challenge is resolved in favor of the Executive, or (2) the Executive shall terminate his employment pursuant to paragraph 2(ii) hereof at any time during the period beginning with a Change of Control and ending three (3) years after the Change of Control, then, except as provided in Section 6 of this Agreement,

          (a) On or before the Executive's last day of employment with the Bank, the Bank shall pay to the Executive as compensation for services rendered to the Bank a cash amount (subject to any applicable payroll or other taxes required to be withheld) equal to 2.99 times the highest annual compensation paid to the Executive by the Bank for any six months ending with the Executive's termination, provided that, at the option of the

Executive, the cash amount required to be paid hereby shall be paid by the Bank in equal monthly installments over the six (6) months succeeding the Date of Termination, payable on the first day of each such month. For purposes of this paragraph 3(ii), highest annual compensation shall include only base salary and cash bonuses paid to Executive.

          (b) In addition to the  benefits  to which the  Executive  is entitled under the retirement plans or programs of the Bank in effect as of the date first above written or any successor plans or programs in effect on the Date of Termination of the Executive's employment, the Bank shall pay the Executive a cash amount equal to the actuarial equivalent of the retirement pension to which the Executive would have been entitled under the terms of such retirement plan or programs, without regard to "vesting" thereunder, had the Executive accumulated three (3) additional years of continuous service (after any termination pursuant to this Agreement) at the Executive's base salary rate in effect on the Date of Termination under such retirement plans or programs reduced by the single sum actuarial equivalent of any amounts to which the Executive is entitled pursuant to the provisions of said retirement plans and programs. For purposes of this paragraph 3(ii)(b), "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Bank's retirement plans and programs immediately prior to the Change of Control. The Bank's obligation under this paragraph 3(ii)(b) may be satisfied by a lump sum payment in cash or by the purchase of an annuity owned by and payable to the Executive, which annuity shall provide for payment comparable to payments which the Executive would receive pursuant to the aforementioned retirement plans or programs. The payment shall be made or the annuity shall be purchased and delivered to the Executive within thirty (30) days following termination; provided, however, that at the Executive's option, payment may be deferred until a later time if in the Executive's opinion, a deferral would result in a more advantageous income or estate tax treatment.

          (c) The Bank shall maintain in full force and effect, for the continued benefit of the Executive for a three-year period after the Date of Termination, all employee benefit plans and programs or arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Bank shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans and programs.

     (iii) In the event that the Executive terminates his employment at any time after a Change of Control for other than

Good Reason, or Good Reason is alleged but ultimately determined pursuant to paragraph 2(v) to be not justifiable, then the Bank shall have no further obligation to the Executive.

     4. STOCK OPTIQNS: Upon a Change of Control, all stock options granted to the Executive under any of the Bank's Stock Option Plans, or any successor thereto, shall become immediately exercisable with respect to all or any portion of the shares covered thereby regardless of whether such options are otherwise exercisable. The Bank shall reimburse the Executive for any federal income tax liability incurred by the Executive in connection with the exercise of such options which would not have otherwise been incurred by the Executive in the absence of such options becoming immediately available upon a Change of Control, such reimbursement to be submitted to the Executive within ten (10) days of written notification to the Bank by the Executive of the exact amount of such additional tax liability.

     At any time subsequent to seven (7) days after the public announcement of a Change of Control, any or all stock options granted to the Executive under the Bank's Stock Option Plans, or any successor thereto, held by the Executive for more than six months ("Cancelable Options") may, upon the written approval of a majority of disinterested, non-employee members of the Board of Directors, be cancelled by the Bank in exchange for the payment to the Executive of cash in an amount equal to the aggregate spread between the average exercise price of the Cancelable Options and the higher of: (a) the average of the closing prices of the Bank's shares as reported in the daily newspaper for the thirty (30) business days immediately preceding the public announcement of the Change of Control, or (b) the highest price per share actually paid in connection with the Change of Control of the Bank.

     5. LITIGATION - OBLIGATIONS - SUCCESSORS: Notwithstanding the requirements of paragraph 13 hereof, if litigation shall be brought to challenge, enforce or interpret any provision contained in this Agreement, and such litigation does not end with judgment in favor of the Bank, the Bank hereby agrees to indemnify the Executive for his reasonable attorney's fees and disbursements incurred in such litigation, and hereby agrees to pay post-judgement interest on any money judgment obtained by the Executive calculated at the rate charged from time to time by The Fauquier Bank, to its most substantial customers for unsecured lines of credit from the date that payment(s) to him should have been made under the judgment to date of payment.

     (ii) The Bank's obligation to pay the Executive the compensation and benefits and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Bank may have against him or anyone else, All amounts payable by the Bank under this Agreement shall be paid without notice or demand except as provided in paragraph 4 hereof. Except as expressly provided in paragraph 2(v), each and every payment made hereunder by the Bank shall be final and the Bank will not seek to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.

     (iii) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, or either one of them, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in its entirety. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Bank in the same amount and on the same terms as he would be entitled if he had terminated his employment for Good Reason pursuant to subparagraph 2(ii) above, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Bank" shall mean the Bank as hereinabove defined and any successor to its respective business and/or assets as aforesaid which executes and delivers the Agreement provided for in this paragraph 5 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     6. LIMITATION OF BENEFITS: It is the intention of the parties that no payment be made or benefit provided to the Executive pursuant to this Agreement that would constitute an "excess parachute payment" within the meaning of
Section 28OG of the Internal Revenue Code of 1986, as amended (the "Code") and any regulations thereunder, thereby resulting in a loss of an income tax deduction by the Bank or the imposition of an excise tax on the Executive under
Section 4999 of the Code. If the independent accounts serving as auditors for the Bank on the date of a Change of Control (or any other accounting firm designated by the Bank) determine that some or all of the payments or benefits scheduled under this Agreement, as well as any other payments or benefits on a Change of Control, would be nondeductible by the Company under Section 28OG of the code, then the payments scheduled under this Agreement will be reduced to one dollar less than the maximum amount which may be paid without causing any such payment or benefit to be nondeductible. The determination made as to the reduction of benefits or payments required hereunder by the independent accountants shall be binding on the parties. The Executive shall have the right to designate within a reasonable period, which payments or benefits will be reduced; provided, however, that if no direction is received from the Executive, the Bank shall implement the reductions in its discretion.

     7. NOTICES: For the purposes of this Agreement, notices or other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the Executive:  C. Hunton Tiffany
                                Post Office Box 467
                                Warrenton, VA 22186

          If to the Bank:       The Fauquier Bank
                                10 Courthouse Square
                                P. 0. Drawer 561
                                Warrenton, Virginia 22186

or at such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     8. MODIFICATION - WAIVERS - APPLICABLE LAW: No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Executive and on behalf of the Bank by such officer as may be specifically designated by the Board of Directors of the Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provision or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Virginia.

     9. INVALIDITY - ENFORCEABILITY: The invalidity or enforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10. CHANGE OF CONTROL TERM: The terms of this Agreement shall automatically renew and be extended for three (3) years following the date of the Change of Control.

     11. SUCCESSOR RIGHTS: This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amounts would still be payable to him under this Agreement, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there is not such designee, to his estate.

     12. HEADINGS: Descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning of construction of any provision hereof.

     13. ARBITRATION: Any dispute, controversy or claim arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators, in Richmond, Virginia in accordance with the rules of the American Arbitration Association then in effect. Judgement may be entered on the arbitrator's award in any court having jurisdiction. Unless otherwise provided in the rules of the American Arbitration Association, the arbitrators shall, in their award, allocate between the parties the costs of arbitration, which shall include reasonable attorneys' fees and expenses of the parties, as well as the arbitrator's fees and expenses, in such proportions as the arbitrators deem just.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

                                            "EXECUTIVE"

                                            /s/ C. Hunton Tiffany
                                            ------------------------------------
                                            C. HUNTON TIFFANY

                                            THE FAUQUIER BANK

                                            By: /s/ Randy D. Ferrell
                                               ---------------------------------

STATE OF VIRGINIA   }
                    }   To-Wit
County of Fauquier  }

     Sworn and subscribed before me on this 16th day of November, 1994, by C. Hunton Tiffany.

                                             /s/ Francis Stringfellow
                                      ----------------------------------------
                                                   Notary Public

     My commission expires: May 31, 1995


STATE OF VIRGINIA   }
                    }   To-Wit
County of Fauquier  }

     Sworn and subscribed before me on this 16th day of November, 1994, by Randy
K. Ferrell, Senior Vice President of The Fauquier Bank.

                                           /s/ Francis Stringfellow
                                      ----------------------------------------
                                                  Notary Public

     My commission expires: May 31, 1995

STATE OF VIRGINIA   }
                    }   To-Wit
County of Fauquier  }

     Sworn and subscribed before me on this 16th day of November, 1994, by C. Hunton Tiffany.

                                             /s/ Francis Stringfellow
                                      ----------------------------------------
                                                   Notary Public

     My commission expires: May 31, 1995


STATE OF VIRGINIA   }
                    }   To-Wit
County of Fauquier  }

     Sworn and subscribed before me on this 16th day of November, 1994, by Randy
K. Ferrell, Senior Vice President of The Fauquier Bank.

                                           /s/ Francis Stringfellow
                                      ----------------------------------------
                                                  Notary Public

     My commission expires: May 31, 1995